UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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of the Securities Exchange Act of 1934

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Kyphon, Inc.

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The following is a set of slides for investors that was made available on Kyphon Inc.’s website on August 9, 2007:

Kyphon Investor Overview

August 9, 2007

1

Forward-Looking Statements

The forward-looking statements in this presentation are subject to a number of risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking information, and are based on Kyphon’s current expectations, estimates, forecasts and projections. Factors that could cause actual results to differ materially from Kyphon’s current expectations include, without limitation, the following: Kyphon’s inability to obtain the shareholder and regulatory approvals required for the proposed transaction with Medtronic, or to do so in a timely manner; Kyphon’s inability to complete all closing conditions required for the proposed transaction; unexpected costs or liabilities resulting from the proposed transaction; diversion of management’s attention from the operations of the business as a result of preparations for the proposed merger; the risk that announcement of the proposed merger may negatively effect Kyphon’s relationship with its customers, suppliers, and employees; and other factors described in the section entitled “Risk Factors” in Kyphon’s filings with the U.S. Securities and Exchange Commission (“SEC”) that are available on the SEC’s website located at http://www.sec.gov, including Item 1A entitled “Risk Factors” in Kyphon’s Form 10-K for the fiscal year ended December 31, 2006, and Part II, Item 1A entitled “Risk Factors” in Kyphon’s Form 10-Q for the fiscal quarter ended June 30, 2007. Readers are strongly urged to read the full cautionary statements contained in these materials. Actual outcomes and results may differ materially from what is expressed, expected, anticipated, or implied in any forward-looking statement. Kyphon disclaims any intent or obligation to update these forward-looking statements beyond the date of this overview.

2

Important Additional Information

Kyphon intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement and other relevant documents in connection with the proposed acquisition. KYPHON’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KYPHON, MEDTRONIC AND THE PROPOSED TRANSACTION.

Stockholders may obtain free copies of the proxy statement and other relevant documents filed with the SEC (when they become available) at the SEC’s website at www.sec.gov and at Kyphon’s website at www.kyphon.com. In addition, stockholders may obtain free copies of the proxy statement (when it becomes available) by writing to 1221 Crossman Avenue, Sunnyvale CA 94089-2450, Attention: Julie Tracy or by emailing jtracy@kyphon.com.

Kyphon, Medtronic and their respective directors, executive officers, and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. You can find information about Kyphon’s directors and executive officers in Kyphon’s Proxy Statement relating to its 2007 Annual Meeting of Stockholders, as filed with the SEC on April 30, 2007. You can find information about Medtronic’s executive officers and directors in its definitive proxy statement filed with the SEC on July 20, 2007. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed merger, and a description of their direct and indirect interests in the proposed merger, will be set forth in the proxy statement relating to the proposed acquisition when it is filed with the SEC.

3

Please Note

While Kyphon has executed two definitive agreements to acquire all of the spine-related assets of Disc-O-Tech Medical Technologies, Ltd., neither of the underlying transactions has closed to date. Both transactions remain subject to clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Unless and until Kyphon is able to close either or both of these transactions, Kyphon will not be able to incorporate any of the Disc-O-Tech product lines and intellectual property assets into its business. Kyphon is presently discussing with the FTC how to proceed on the agreement concerning Disc-O-Tech’s vertebroplasty assets, including a proposed Consent Decree that would likely result in Kyphon divesting most, and potentially all, of the assets encompassed by that agreement.

Functional Anaesthetic Discography, F.A.D., Discyphor, Aperius and PercLID are trademarks, and Kyphon, KyphX, X STOP, X-STOP, X·STOP, IPD, and ST. FRANCIS MEDICAL TECHNOLOGIES are registered trademarks, of Kyphon Inc.

Disc-O-Tech, B-Twin, Confidence and SKy are trademarks of Disc-O-Tech Medical Technologies, Ltd.

4

Kyphon at A Glance

- **Medical device company focused on minimally invasive spine market**
- **Pioneered balloon kyphoplasty - a novel procedure for repairing vertebral compression fractures**
- **Three product platforms serve estimated $6 billion potential market**
  - Spinal Fracture Repair & Management (~$3 billion)
  - Spinal Motion Preservation (~$2 billion)
  - Disc Disease Diagnosis and Therapies (~$1+ billion)
- **Products sold in over 45 countries**
  - Headquarters in Sunnyvale, CA
  - 1,250 employees
- **Nasdaq: KYPH**


KYPHON

5

Over a Decade of Progress

1994 – Company Founded 1996 – Company Funded

1998 – Inflatable Bone Tamps Cleared by FDA

First Balloon Kyphoplasty Procedure 2002 – Successful IPO (5/17/02)

2003 – Company Surpasses $100M in Worldwide Sales

2004 – First Bone Cement Cleared by FDA for Use in Kyphoplasty 100,000 Kyphoplasty Patients Treated Worldwide (cumulative) Company Surpasses $200M in Worldwide Sales 2005 – 187,000 Kyphoplasty Patients Treated Worldwide (cumulative) Company Surpasses $300M in Worldwide Sales 2006 – 285,000 Kyphoplasty Patients Treated Worldwide (cumulative) Two-Year Balloon Kyphoplasty Clinical Results Published National Physician Reimbursement Code Established Functional Anaesthetic Discography™ Procedure Launched Company Surpasses $400M in Worldwide Sales

2007 – 400,000 Kyphoplasty Patients Treated Worldwide (cumulative; end of 2Q) Closed Acquisition of St. Francis Medical Technologies, Inc. (1/18/07) Japan Registry Trial Enrollment Completed (1Q)

6

Agenda

Kyphon vision and strategy

Update on VCF management & repair franchise Spinal motion preservation franchise overview Proposed Disc-O-Tech transactions and rationale Proposed Medtronic acquisition of Kyphon Financial summary

7

Focused Vision and Strategy

Vision

Improve patient quality of life through revolutionizing the practice of medicine

Strategy

1.	Expand penetration in existing markets
2.	Grow in new geographies
3.	Leverage platforms through innovative new products

Recent announced acquisitions consistent with vision & strategy

8

Platforms for Growth:

Innovative Treatments for the Aging Spine

Kyphon Mission

Become the recognized global leader in restoring spinal function through minimally invasive therapies

Spinal Fracture Management & Repair

• Osteoporotic and Cancer-Related Fracture Treatment

• Traumatic Fracture Fixation

• Recalcitrant Fracture Reduction/Repair

• Sacral Insufficiency Fracture Augmentation*

Disc Disease Diagnosis and Therapies

• Degenerative disc disease diagnosis

• Discectomy*

• Nucleus Replacement*

• Annular Repair*

• Minimally Invasive Fusion*

Spinal Motion Preservation

• Interspinous Process Decompression

– Lumbar Spinal Stenosis (LSS)

– Expanded Future Indications

*	Potential future treatments

Factors Driving Spinal Market Growth

Aging population – major driver

– number of people worldwide over age 60 doubling to 1.2B in 2025

Desire for active, sustained quality of life Growth in new minimally invasive procedures

– this is our focus

New and better implants

Improvements in imaging technology

We Have Built Significant Capabilities

R&D

Clinical/ Regulatory

Professional Education

Supply Chain Capabilities

Global Sales Channel

Customer Relationships

IP Portfolio

Reimbursement

Strategic Competencies

Track Record of Solid Execution and Results

Net Sales ($M)

02	03 04 05 06

CAGR

52.2% $76 $131 $213 $306 $408

+33% vs. PY

Pro forma Operating Margin(1-3)

02	03 04 05 06

(1) 2006 excludes SFAS 123(R) & Disc-O-Tech (2) 2005 excludes license payments (3) 2003 excludes lease termination charge

0%

11%

16%

21%

22%

InnoSpine, Inc.:

First Move Beyond Original Focus

KYPHON AHEAD OF THE CURVE

- January 2006 acquired InnoSpine, Inc.
- Novel method for diagnosing source of low back pain
  - injects anaesthetic, vs current procedure provokes pain
  - allows functional testing
- Leverages our sales channel and technology platform
  - broad potential
- 510(k) cleared, limited launch underway
- SODA—Study of Disc Anaesthesia—pilot clinical trial initiated in March 2007



Discyphor™ Catheter injects anaesthetic into disc

13

Agenda

Kyphon vision and strategy

Update on VCF management & repair franchise Spinal motion preservation franchise overview Proposed Disc-O-Tech transactions and rationale Proposed Medtronic acquisition of Kyphon Financial summary

Spinal Fracture Management & Repair:

Balloon Kyphoplasty

Vertebral Compression Fracture

Balloon-Assisted Deformity Correction

Cavity Creation

Internal Fixation

Minimally invasive correction of spinal deformity Single-level procedure takes less than one hour > 70 unique products

What Sets Balloon Kyphoplasty Apart?

Balloon kyphoplasty is a treatment that:

1. Helps to correct vertebral body deformity

2. Offers low complication rate

3. Improves and maintains quality of life

Improved Patient Quality of Life – Real Stories

Joan Schoengold

Age: 82

Diagnosis: Osteoporotic fracture

“I felt better right away. It’s like a miracle.”

Christine Siegel

Age: 57

Diagnosis: Multiple myeloma (cancer) induced fracture

“I was bedridden for over a year, on opioids for pain. After the procedure I threw away all the painkillers – it put me back together again.”

Significant VCF Market Opportunity for Balloon Kyphoplasty

2006

Spinal Compression Fractures*

Osteoporosis Cancer Trauma Total

Annual $2,200M $350M $450M $3.0B

Market

(700K)(150K)(100K)(950K)

Potential

Kyphoplasty

Fractures 105K 9K 1K 115K

Treated

Penetration Today: ~12%

*	Diagnosed fractures in United States, Europe and Japan only

Strong Sales Channel Momentum

Global Kyphon sales reps

U.S. = 296 Int’l = 122

215

287

365

418

03	04 05 06

Global specialists trained in balloon kyphoplasty

Available to train ~20,000

3,900

5,600

8,000

10,400

03	04 05 06 2Q

07

U.S. hospital customers

1,100

1,794

1,864

Potential customers ~3,300

03	04 05 06 2Q

07

Balloon Kyphoplasty Benefits Sustained for Over 2 Years

Normalized results from 100 patients followed in published multicenter prospective study

Bodily pain – improved 257%

Role physical – improved

461%

(Ability to perform daily activities)

Patient satisfaction with Kyphoplasty procedure (Median) 100%

Balloon Kyphoplasty – related complications ZERO

Garfin SR, Buckley RA, Ledlie J. Balloon Kyphoplasty for Symptomatic Vertebral Body Compression Fractures Results in Rapid, Significant, and Sustained Improvements in Back Pain, Function and Quality of Life for Elderly Patients. Spine 2006;31:2213-2220.

Kyphon Inc. supported this study. Some of the authors are paid Kyphon consultants.

Extensive Balloon Kyphoplasty Clinical Trial Program

Clinical Trial Strategy

Expand usage in new procedural areas such as cancer and trauma Support global expansion and entry into Japan Availability of Level-1 procedural & healthcare utilization cost data

TRIAL FREE CAFE BEST JAPAN KAVIAR

Condition Focus Osteoporotic Fractures Cancer-Related Fractures Traumatic Fractures Ost eoporotic Fractures Osteoporotic Fractures

Single-arm Single-arm

Type BK vs. NSM (1) BK vs. NSM (1) BK vs. VP (2)

Study Registry Study

No of

300 200 100 81 1,234

Patients

Follow-Up 2 yrs 1 yr 1 yr 2 yrs 2 yrs

(1)	Balloon Kyphoplasty vs. Non-surgical Management (2) Balloon Kyphoplasty vs. Vertebroplasty

Expanding Our Global Reach

Europe

Over 50% of international revenue from one country

– Germany, followed reimbursement

Reimbursement progressing in all countries

– UK, positive NICE recommendation

Japan

Substantial market opportunity

– >500,000 VCFs per year

– Conservative care only approved treatment 81 patient registry trial enrollment complete Targeting commercialization by 2009 First-mover advantage

In Short for Balloon Kyphoplasty:

The Runway for Growth is Long

% of diagnosed fractures treated today with balloon kyphoplasty

12%

% of US radiologists trained

~30%

% of hospitals in US penetrated

~50%

Years Europe is behind the U.S. in adopting procedure

2-3 years

Anticipated market entry in Japan

2009

Agenda

Kyphon vision and strategy

Update on VCF management & repair franchise Spinal motion preservation franchise overview Proposed Disc-O-Tech transactions and rationale Proposed Medtronic acquisition of Kyphon Financial summary

Acquisition Overview:

St. Francis Medical Technologies, Inc.

Novel treatment for symptoms of lumbar spinal stenosis (LSS) X-STOP® Interspinous Process Decompression (IPD®) System – first approved interspinous process device in the U.S. – estimated 15,000 X-STOP® devices implanted worldwide (through 12/31/06) Profitable company, growing rapidly

– $58M total revenues in 2006 vs $11M in 2005 First-mover advantage in U.S. market

Robust IP portfolio

Acquisition Highlights:

St. Francis Medical Technologies, Inc.

Price up to $725M

–$ 525M at closing

– additional revenue-based contingent payments of up to $200M

Impact on GAAP earnings

– dilutive in 2007

– significantly accretive in 2008

Closed on January 18, 2007 Financed through cash on hand, syndicated bank term loan and credit facility

A First-Line Surgical Option for LSS Patients

X-STOP® IPD® System is an alternative to conventional spinal stenosis surgery following failed conservative treatment Shown to be safe and effective in clinical studies Typically implanted during a short procedure using local anesthesia Proven to significantly improve symptom severity and physical function¹ Procedure associated with a low rate of complications and rapid recovery¹

References

1. X-STOP® IPD® System Package Insert

Significant LSS Market Opportunity for X-STOP® Solution

LSS patients diagnosed (1) 1.4 million

Non-operative care 500,000

30% (2)

Surgical decompression 140,000

50% (2)

Do not seek treatment 760,000

150,000

70,000

Initial Annual U.S. Market Opportunity

Patients 220,000 Implant ASP $4,500 Avg. Implants / Patient 1.5 $1+ billion U.S. market

Global market opportunity

~$ 2+ billion

(1)	Patients in U.S. with a primary or secondary diagnosis of LSS (2) Assumed moderate LSS %

What is Lumbar Spinal Stenosis?

Narrowing of spinal canal Impinges on nerves in the spinal canal or nerves exiting to legs Pain and weakness in legs that limits daily activities Symptom relief: More space for nerve roots

Extension

Symptoms exacerbated Less space for nerve roots

Flexion

Symptoms relieved More space for nerve roots

Gap in Traditional Treatment Options

Spinal Stenosis Continuum of Care

Mild Moderate Severe

Epidural Injection

Lifestyle limitations Physical therapy

Temporary relief Treats symptoms

GAP

Laminectomy

Invasive, open surgery Tissue disruption/removal

Hospital stay, extended recovery Weakens spine In some cases, further surgical treatments may be required

X-STOP® Device Fills the Gap Combines the Best of Both Worlds

Spinal Stenosis Continuum of Care

Mild Moderate Severe

Epidural Injection

Lifestyle limitations Physical therapy

Temporary relief Treats symptoms

Risk profile similar to non-op care Significant improvement in treatment success vs. non-op care Clinical outcomes may be similar to laminectomy Preserves clinical options—reversible

Laminectomy

Invasive, open surgery Tissue disruption/removal

Hospital stay, extended recovery Weakens spine In some cases, further surgical treatments may be required

X-STOP® IPD® Procedure

Dilate interspinous ligament

Determine implant size

Insert implant into interspinous space

Secure adjustable wing

Procedure requires minimal incision

Tissue expander guides oval spacer through interspinous space Retains all spinal bones and ligaments Procedure is reversible

X-STOP® IPD® Procedure Benefits

Motion-preserving

– No removal of bone and connective tissue

– No simultaneous fusion required

Addresses underlying cause

– Limits extension

– Prevents compression of nerves

Preserves future treatment options

– Reversible

– Can be easily explanted

Key Clinical Publications

KYPHON AHEAD OF THE CURVE

	Article	Description
Clinical Outcomes	Zucherman – *Spine* 2005	IDE 2-year outcomes: X-STOP® IPD® procedure vs. Non-op
	Hsu – *J Neurosurg Spine* 2006	QOL 2-year outcomes after X-STOP® IPD® procedure
	Anderson – *J Neurosurg Spine* 2006	X-STOP® implant device in spondylolisthesis (Grade 1): subset of IDE
	Kondrashov – *J Spinal Disord Tech* 2006	4-year X-STOP® IPD® procedure outcomes in subset of IDE
Radiographic Outcomes	Siddiqui – *Spine* 2006	MRI data: X-STOP® IPD® procedure and change in canal and foraminal areas

34

X-STOP® IPD® Procedure

IDE Pivotal Trial Design

Zucherman – Spine 2005: Prospective, randomized, multicenter clinical trial

– Led to approval of the X-STOP® IPD® implant in U.S.

X-STOP® IPD® procedure vs. non-operative care

– 191 patients (100 X-STOP® IPD® implants, 91 non-op)

– Non-op was mostly epidural steroid injections

Primary outcome measure

– ZCQ (Zurich Claudication Questionnaire)

Secondary outcomes measures

– SF-36 (Quality of Life)

– Radiographic measurements

X-STOP® IPD® Procedure

Significant Improvement vs Non-operative Care

% of patients with clinically meaningful improvement

X-STOP® Device N=73

Non-Operative Care N=66

64%

17%

Symptom Severity

66%

17%

Physical Function

73%

24%

Patient Satisfaction

Zurich Claudication Questionnaire (ZCQ) Criteria

56%

6%

ZCQ Success

(all 3 criteria)

54%

6%

Overall Success

Pivotal Trial Results (Zucherman – Spine 2005): 2-Year Follow-Up for Indicated Patients (patients most likely to benefit)

X-STOP® IPD® Procedure—Low Complication Rate:

Operation Is Not Near the Nerves

Back

Spinal canal, where

nerves reside, exit

Abdomen

1

Low Complications

IDE Study: X-STOP® IPD® Procedure Group*

Operative-Site Related

(post surgery/discharge)

Incisional pain (1)

Hematoma (1)‡

Wound swelling (1) ‡

Wound dehiscence (1) ‡

Implant Related

Implant dislodgement (1) ‡

Implant malpositioned (1)

Spinous process fracture (1)

‡ Resulted in a secondary intervention

*	See X-STOP® IPD® Device Instructions for Use for complete listing
2

Radiographic Outcomes

IDE Study

No significant difference between

control and X-STOP® IPD® procedure

groups at 12 and 24 months in:

– Disc height

– Curvature of spine

– Angulation of spine

– Degree of spondylolisthesis

X-STOP® implant maintained

distraction in 96% of all levels

measured (defined as loss of ? 4 mm in interspinous process

distance)

No Difference—Sagittal Alignment!

Zucherman – Spine 2005

3

X-STOP® IPD® Procedure Success

Outcomes May Be Similar to Laminectomy

% of patients expressing satisfaction with improvement

X-STOP® Device N=96 Laminectomy N=197

58% 55%

71%

47%

63%

59%

72%

47%

Symptom Severity Physical Function Patient Satisfaction

ZCQ Success

(all 3 criteria)

Zurich Claudication Questionnaire (ZCQ) Criteria

Retrospective Study (Dr. Katz): 2-Year Follow-Up; Data Derived from Non-Concurrent Comparison.

Comparative Safety Not Established.

4

X-STOP® IPD® Procedure

Studies In Progress or Planned

Condition of Approval Studies—United States

– OUTLAST: Five-year follow-up IDE study

– COAST: Post-market study of 240 additional subjects

X-STOP® IPD® procedure vs. laminectomy*

– Sweden

– Netherlands

– Norway

– UK

Some randomized, some not

X-STOP® IPD® procedure for facet pain

– UK, Germany

*	Some studies are sponsored by Kyphon
5

X-STOP® IPD® Procedure Summary

Mechanical relief of major LSS symptoms now possible

Proven to achieve superior outcomes to non-operative care

Associated with a low rate of complications

Negligible intervertebral angle changes—i.e., no evidence of kyphosis

Procedure is reversible—does not compromise further surgical options

X-STOP® IPD® procedure superiority over non-operative therapy consistent and sustained at two-year follow-up

6

X-STOP® Device Reimbursement

Established

Inpatient facilities—FY2007

– ICD-9 code 84.58 (implantation of interspinous process decompression device) maps to DRG codes 499 or 500

– DRG payment rates of approx. $4,889 – $7,361 (non-fusion back surgery)

– New technology add-on payment (up to $4,400) effective 10/1/06

Outpatient facilities—FY2007

– APC code 50 with a reimbursement rate of $1,545

– additional pass-through payment available for device effective 1/1/07

Physicians—FY2007

– new category III temporary CPT tracking codes effective 1/1/07

– potential for procedure-specific X-STOP® device category I CPT codes in the future

Private payer coverage momentum

– >70 payers contacted to develop formal coverage polices

7

Sales and Marketing for X-STOP® Device

Marketed to spine surgeons in 17 countries

– targeted to same physician/surgeon base as balloon kyphoplasty

Estimated 15,000 X-STOP® devices sold worldwide (through

12/31/06)

– average U.S. sales price for device is $4,500; ~1.5 devices per procedure used

Emphasis on surgeon training

– ~ 1,400 U.S. surgeons

trained in 2006

– Expect to train 1,800 U.S.

surgeons in 2007

United States: ~75% of revenue in 2006

International: ~25% of revenue in 2006

8

In Summary:

X-STOP® Device is an Excellent Fit

Complementary growth platform that fits our mission

$2+ billion potential global market opportunity

Innovative solution that leverages established

global sales channel

Compelling clinical data compared to existing

treatment alternatives

Significant progress in establishing reimbursement pathways

Robust IP portfolio

Upside opportunities for expanded indications

9

Next Generation Treatment Option for LSS Symptoms:

Aperius™ PercLID™ System

First PERCutaneous Lumbar Interspinous Decompression System

Available in 4 different sizes

for optimal decompression and

patient sizing

Ability to treat two levels of

spine with single small incision

CE Mark and available in

Europe

150-patient INCA study

underway in Europe

The Aperius™ PercLID™ system is not approved in the U.S.

10

Next Generation Treatment Option for LSS Symptoms:

Aperius™ PercLID™ System

Percutaneous access and

implantation using image guidance

Series of four access tools matched

to four implant sizes

Stabilizing wings deployed in situ

via actuation mechanism

Undeployed

Deployed

11

Aperius™ PercLID™ Percutaneous Access

Access Tools

Preloaded Implants

12

Standing Spinal MRI

Before Aperius™ Implant After Aperius™ Implant

13

Clinical Trials Supporting New Indications

Spinal Motion Preservation & Disc Disease Diagnosis & Repair

Clinical Trial Strategy

Confirm X-STOP® IPD® PMA results & potentially expand indications

Develop clinical science foundation for Aperius™ device and F.A.D.™ procedure

Investigate potential of spacer technologies to address back pain

TRIAL SODA OUTLAST COAST INCA TBA

Condition Focus Discogenic Pain Mild to Moderate LSS Moderate LSS NIC due to LSS Moderate LSS

Type Pilot Observational Single-arm Study Single-arm Study X-STOP vs. Lami RCT

No of Patients Up to 100 Up to 143 240 150 150

Follow-Up 6 mos 5 yrs 5 yrs 1 yr 2 yrs

14

Agenda

Kyphon vision and strategy

Update on VCF management & repair franchise

Spinal motion preservation franchise overview

Proposed Disc-O-Tech transactions and rationale

Proposed Medtronic acquisition of Kyphon

Financial summary

15

Overview:

Disc-O-Tech Medical Technologies, Ltd.

Innovative treatments for minimally invasive fusion

and vertebral augmentation

– B-Twin™ Expandable Spinal System

– Confidence™ Cement System

– SKy™ Bone Expander System

Disc-O-Tech IP provides scope and breadth to existing

Kyphon IP portfolio

1

Transaction Highlights:

Disc-O-Tech Medical Technologies, Ltd.

Two definitive agreements to acquire all Disc-O-Tech

spine-related assets*

Price $220M

– $60M paid in Dec 2006; $40M paid in Feb 2007

– 3 annual payments of $40M each beginning in Jan 2008

– additional $20M contingent payments may be paid based on

development of future technologies

Impact on GAAP earnings

– dilutive in 2007/2008

– accretive in 2009

Financed primarily from cash on

hand and operating cash flow

* Both transactions remain subject to clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Unless and until Kyphon is able to close either or both of these transactions, Kyphon will not be able to incorporate any of the Disc-O-Tech product lines and intellectual property assets into its business. Kyphon is presently discussing with the FTC how to proceed on the agreement concerning Disc-O-Tech’s vertebroplasty assets, including a proposed Consent Decree that would likely result in Kyphon divesting most, and potentially all, of the assets encompassed by that agreement.

2

Disc-O-Tech:

Growth Platform in Minimally Invasive Fusion

B-Twin™ Expandable Spinal System

– first interbody device suitable for percutaneous stabilization of lumbar &

cervical spine during a fusion procedure

– stand-alone implant or in conjunction with posterior stabilization

– can be performed entirely posteriorly; does not require

anterior approach

Initial clinical data published

– improvements in back pain and function similar to open procedure, but with less surgical exposure, reduced time and blood loss

13,000 B-Twin™ devices implanted outside the U.S.

CE Mark; investigational

status in U.S.

3

What Is Spinal Fusion?

“Welding” of 2 or more vertebrae with

– bone graphs or device-like metal rods

Fusion treats

– injuries to vertebrae

– protrusion, disk degeneration

– abnormal curvatures (scoliosis / kyphosis)

– spine problems from infections, tumors

Current treatment

– invasive surgery

– several days hospitalization

– several weeks to months recovery

4

Minimally Invasive Fusion is

Attractive Segment

350,000 estimated lumbar spinal fusions annually in U.S.

and Europe

Global market opportunity of ~$1+ billion

Fast growth in minimally invasive alternatives to

classic fusion

– less blood loss

– reduced tissue & muscle trauma

– lower risk of neurological damage

– lower risk of infection

– shorter O.R. time

– faster recovery

5

Disc-O-Tech: VCF Treatment

Confidence™ Cement System

Innovative high viscosity cement

injection technology

Potential for reduced clinician radiation exposure

Available in U.S. and international markets

SKy™ Bone Expander System

Fracture reduction technology

CE Mark and available in international

markets

6

Disc-O-Tech Products Fit Our Strategy

Directly supportive of our mission

Leverages spine specialist base and direct global sales channel

Complements Functional Anaesthetic Discography™ procedure

Provides immediate access to international fusion markets

Broadens product suite for treatment of VCFs in new markets

Adds breadth to Kyphon’s IP portfolio

7

Agenda

Kyphon vision and strategy

Update on VCF management & repair franchise

Spinal motion preservation franchise overview

Proposed Disc-O-Tech transactions and rationale

Proposed Medtronic acquisition of Kyphon

Financial summary

8

Transaction Overview

Consideration

Transaction Value

Premium to Kyphon

Share Price

Customary Approvals

Anticipated Close

$71.00 per share in cash

$3.9 billion plus $320 million in payments associated with St. Francis Medical, Inc. acquisition and proposed acquisition of spine-related assets of Disc-O-Tech Medical Technologies, Ltd.

32% over closing price of Kyphon’s common stock on July 26, 2007 (last trading day prior to announcement)

35% over Kyphon’s 30-day avg. trading price of $52.76 per share

45% over Kyphon’s share price one month prior to announcement

Kyphon shareholder approval, clearance by U.S. and certain non-U.S. antitrust regulators and other customary conditions

In first calendar quarter of 2008, subject to satisfaction or waiver of closing conditions

Delivering Significant and Immediate Value to Kyphon Shareholders

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Selected precedent transactions

KYPHON
AHEAD OF THE CURVE™

Spine/ortho transaction comps ($ millions)

Date announced	Target company	Acquiror	Business description	Transaction value (TV)	TV / LTM Sales	TV / FTM Sales
07/27/2007	Kyphon[1]	Medtronic	Medical technology for spine	$4,351	9.8x	7.0x
12/18/2006	Biomet	Private equity investors	Orthopedic products	$10,885	5.3x	4.9x
12/04/2006	St. Francis	Kyphon	Less invasive spinal implant	$725	18.1x	7.6x
08/07/2006	Blackstone Medical	Orthofix	Spinal implants	$333	5.6x	NA
03/08/2004	Interpore International	Biomet	Spinal implants	$267	3.8x	3.3x
08/13/2003	Mathys	Synthes-Stratec	Joint-replacement products	$1,104	3.9x	NA
06/02/2003	Spinal Concepts	Abbott	Spinal fixation/implants	$170	4.4x	2.7x
05/20/2003	Centerpulse	Zimmer	Spinal and dental implants	$3,393	3.6x	3.3x
11/02/1998	Sofamor Danek	Medtronic	Spinal and neurosurgery	$3,515	9.4x	7.6x
08/14/1998	Howmedica	Stryker	Orthopedic implants	$1,900	2.3x	NA
07/21/1998	DePuy	Johnson & Johnson	Orthopedic implants	$3,376	4.3x	3.7x
12/16/1997	Spine-Tech	Sulzer Medica	Spinal implants	$600	13.2x	6.8x
			Mean		**7.0x**	**5.2x**
			Median		**4.9x**	**4.9x**

Source: Company filings, press releases
[1] Kyphon LTM metrics as of 3/31/07; transaction value based on balance sheet figures as of 3/13/07 and includes the contingent payments related to the acquisitions of St. Francis and Disc-O-Tech as well as the cost associated with early repayment of convertible debt due to the change in control

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Precedent premiums

Announced deals with US target, 2004 — Q12007, % average premium to announcement

One-month premium1

Mean Median

29%

37%

38%

25%

30%

30%

All M&A Technology and Healthcare M&A Medical Technology M&A

Source: Public filings, equity research

1	Premium offered to target's shareholders based on target's closing share price one month before announcement

Precedent premiums

Selected transactions1

Target name Premium paid 1-day 30-day

Kyphon 32.3% 45.4%

Cytyc 32.6% 32.4%

Biomet 4.8% 26.7%

Conor Medsystems 23.8% 38.0%

Laserscope 44.8% 43.6%

Advanced Neuromodulation Systems 30.4% 19.9%

Alaris Medical Systems 18.4% 20.7%

TheraSense 33.0% 47.8%

Sofamor Danek 13.2% 35.3%

Mean 25.9% 34.4%

Median 30.4% 35.3%

High Low 44.8% 4.8% 47.8% 19.9%

Medtronic’s acquisition of Kyphon represents a 32% premium over Kyphon’s closing share price as of July 26, 2007 and a 45% premium over Kyphon’s closing share of $48.83 one month before announcement

11

Medtronic at a Glance

Medtronic is the global leader in medical technology—alleviating pain, restoring health, and extending life for millions of people around the world

Founded in 1949, the company’s FY07 revenues were $12.3 billion

Seven sectors serve estimated $80 billion potential market

– Cardiac Rhythm Disease Management

– Spinal and Navigation

– Vascular

– Neuromodulation

– Diabetes

– Ear, Nose & Throat

– Physio-control

Products sold in 120 countries

– Medtronic World Headquarters is located in Minneapolis, MN Regional Headquarters include Switzerland and Japan

– The company employs 37,000 people worldwide

Every five seconds, somewhere in the world, a person’s life is saved or improved by a Medtronic product or therapy

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Creating a Global Leader in Minimally Invasive Spine Market

Allows more patients of all ages to receive benefits of modern, minimally invasive spinal treatments earlier in care

Combines two world-class sales organizations to better serve our patients and clinicians

Extends product offerings into some of fastest growing product segments

Enables us to provide physicians with broader range of therapies for use at all stages of care continuum

Leverages both organizations’ expertise in developing and marketing innovative products

Combination meaningfully increases ability to ensure we meet needs of clinician customers around the world and patients they serve

13

Roadmap To Completion

Event

Execute definitive agreement

Kyphon shareholder vote

Receive all regulatory clearances

Close transaction

Expected Timeline

Completed

3-5 months

First calendar quarter of 2008

Targeted in first calendar quarter of 2008

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Summary

Offers outstanding premium and immediate return on investment for shareholders

Provides Kyphon with a stronger platform for growth

Leverages combined organization’s world-class sales forces and expertise in developing and marketing innovative products

Anticipated to close in first calendar quarter of 2008, subject to receipt of shareholder approval and regulatory clearances and satisfaction or waiver of other customary conditions

15

Agenda

Kyphon vision and strategy

Update on VCF management & repair franchise

Spinal motion preservation franchise overview

Proposed Disc-O-Tech transactions and rationale

Proposed Medtronic acquisition of Kyphon

Financial summary

16

Financial Summary

$ Million 2005 2006 Q1 2007 Q2 2007

Net Sales $ 306.1 $ 408.0 $ 128.1 $ 144.3

% Growth vs Prior Period 43% 33% 40% 43%

(over Q1’06) (over Q2’06)

Ratios to Net Sales

Gross Profit 88% 87% 85% 87%

R&D 8% 10% 8% 9%

Sales & Marketing 47% 48% 48% 44%

G&A 12% 15% 14% 14%

Operating Expenses 67% 72% 70% 70%

Operating Income 21% 15% 15% 17%

Above Excludes:

Purchased R&D / License Agreements $ 21.0 $ -— $ 21.3 $ -—

Purchase accounting adjustments related to our

acquisition of St. Francis Medical $ -— $ -— $ 6.5 $ 2.3

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Balance Sheet

$ Million 6/30/2007 Inc / (Dec) vs. 12/31/06

Cash and Investments $ 51.9 $ (30.1)

Accounts Receivable $ 97.2 $ 23.3

Inventory $ 19.1 $ 6.7

All Other Assets Total Assets $ 740.4 $ 908.6 $ 479.1 $ 479.0

Liabilities $ 572.5 $ 487.6

Stockholders Equity Liabilities + Equity $ 336.1 $ 908.6 $ (8.6) $ 479.0

A/R DSO 61 2

Inv – DOH 88 14

AP – DPO Cash to Cash Cycle 10 139 -— 16

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Leader in Revolutionizing MI Spine

Track record of profitably growing rapidly in underpenetrated multibillion

$ markets

Creating new markets and redefining existing markets

– supported by a significant and expanding IP portfolio

Executing growth strategy to develop & acquire earlier-stage therapies &

procedures to treat the aging spine

– acquired InnoSpine, Inc.

– acquired St. Francis Medical Technologies, Inc.

– definitive agreements to acquire spine-related assets of Disc-O-Tech Medical

Technologies, Ltd.

Medtronic acquisition combines two world-class sales organizations to better serve our patients and clinicians and extends product offerings into some of the fastest growing product segments

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Kyphon Investor Overview

August 9, 2007

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